UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2017

Date of reporting period: March 31, 2017

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2017, Causeway International Opportunities Fund’s (the “Fund’s”) Institutional Class returned 9.05% and Investor Class returned 8.96% compared to the MSCI ACWI ex U.S. Index (Gross) (“ACWI ex U.S. Index”) return of 6.69%. Since the Fund’s inception on December 31, 2009, its annualized returns are 5.62% for the Institutional Class and 5.36% for the Investor Class compared to the ACWI ex U.S. Index’s average annual total return of 4.37%.

Performance Review

Global developed equity markets were weak to begin the period in October and November, followed by strong performance from December through March as hopes for regulatory and tax reform in the U.S. drove improvement in business and consumer confidence globally. Currency proved a headwind as major currencies declined against the U.S. dollar. The best performing developed equity markets in our investable universe included Italy, Spain, Austria, Australia, and France. The biggest laggards in the MSCI EAFE Index (“EAFE Index”) included New Zealand, Belgium, Israel, Denmark, and Finland. The best performing industry groups in the EAFE Index were banks, semiconductors & semiconductor equipment, and consumer durables & apparel, while food beverage & tobacco, health care equipment & services, and retailing were the worst performing industry groups.

Higher U.S. long-term Treasury yields and U.S. dollar strength following Donald Trump’s U.S. presidential victory pressured emerging markets in the final months of 2016. However, emerging markets reversed course early in 2017 and delivered the highest calendar quarter return in the past five years, outpacing developed equity markets. Economic growth within the asset class improved and valuations lured investors, particularly given the brightening earnings outlooks for many emerging markets companies. The strongest performing sectors in the MSCI Emerging Markets Index (“EM Index”) over the six month period were materials and energy. The weakest performers in the EM Index were the health care and consumer staples sectors. All three emerging regions posted positive returns, led by the emerging Latin America region, followed by the emerging Asia and emerging Europe, Middle East, and Africa (“EMEA”) regions.

Fund holdings in the banks, energy, materials, pharmaceuticals & biotechnology, and insurance industry groups contributed the most to the Fund’s performance relative to the ACWI ex U.S. Index. Holdings in the telecommunication services, utilities, transportation, and capital goods industry groups, along with an underweight position in the semiconductors & semiconductors equipment industry group, offset some of the outperformance. The largest contributor to absolute return was paints & coatings producer, Akzo Nobel NV (Netherlands). Additional top contributors included retail bank, CaixaBank SA (Spain), banking & financial services company, Barclays Plc (United Kingdom), luxury goods manufacturer & retailer, Compagnie Financiere Richemont (Switzerland), and life insurer, Prudential Plc (United Kingdom). The biggest detractor from absolute return was telecommunication services provider, KDDI Corp. (Japan). Other notable detractors included baked goods food producer, Aryzta AG (Switzerland), aerospace & defense manufacturer, Cobham Plc (United Kingdom), utilities provider, SSE Plc (United Kingdom), and telecommunication services provider, Vodafone Group (United Kingdom).

2	Causeway International Opportunities Fund

For the emerging markets portion of the Fund’s portfolio, we use a combination of stock-specific factors and country, currency, sector, and macroeconomic analysis to rank the stocks in our investable universe. Of the factors we use to forecast alpha (performance in excess of the EM Index), our bottom-up value factor, which has the greatest weight in our alpha model, had positive performance. Our earnings growth factor also demonstrated positive performance. Our technical factors, which measure six- and twelve-month price momentum, had the weakest performance of any single factor in our model during the first six months of the fiscal year, reflecting rotations out of top performers and into laggards. Our macroeconomic and sector top-down factors delivered negative performance during the first half of the fiscal year, while our country and currency top-down factors were positive.

Significant Portfolio Changes

In the developed markets portion of the Fund, our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that approached fair value in our view. The largest sales during the period included integrated oil & gas company, Total (France), bank, Sumitomo Mitsui Financial Group, Inc. (Japan), and industrial gas company Linde AG (Germany), and two full sales from the Fund: print & publishing company, RELX NV (Netherlands) and low-voltage electronics manufacturer, Legrand SA (France). Significant purchases included four new additions to the Fund: pharmaceutical company, AstraZeneca Plc (United Kingdom), banking & financial services company, UniCredit S.p.A. (Italy), rail operator, Canadian Pacific Railway (Canada), and apparel manufacturer, Gildan Activewear (Canada), along with an increased weight to power & automation technology company, ABB Ltd. (Switzerland).

The active exposure of the Fund’s emerging markets portfolio to several sectors and countries changed during the period as a result of our quantitative security selection process. We increased active weightings (compared to EM Index weightings) to the financials and materials sectors, and reduced active weightings to the consumer discretionary and consumer staples sectors. Notable changes in the emerging markets portion of the Fund’s active country weightings included increases to exposures in Malaysia, the Philippines, and Russia. We reduced exposures to China, Mexico, and Indonesia. Significant net purchases over the period included an increased exposure to financial services firm, Sberbank (Russia), and new purchases: electric utility company, Tenaga Nasional Bhd. (Malaysia) and education & technology provider, TAL Education Group (China). The largest sales during the period included reduced exposures to telecommunication services provider, PT Telekomunikasi Indonesia (Indonesia) and electric utility, Korea Electric Power Corp. (South Korea) and a full sale of retail self-service store operator, Wal-Mart de Mexico SAB de CV (Mexico).

Allocation Model Update

A proprietary quantitative allocation model assists the portfolio managers in determining the weight of emerging versus developed markets in the Fund. In constructing the model, we identified five primary factors as most indicative of the ideal allocation target: valuation, financial strength, macroeconomic, earnings growth, and risk aversion. Currently, our allocation factor categories are mixed on emerging markets and we are modestly underweight relative to the ACWI ex U.S. Index. Our valuation factor is positive, indicating the emerging markets’ asset class is undervalued

Causeway International Opportunities Fund	3

when compared to developed markets’ asset class. Our risk aversion factor, which assesses the emerging markets bond yield spread over U.S. Treasuries, the CBOE Volatility Index (VIX), and the CBOE Emerging Markets ETF Volatility Index (VXEEM), indicates investors’ appetite for risk is high, a negative indicator for our model. Our earnings growth factor is negative for emerging markets, indicating that the near-term earnings revisions profile of emerging markets is inferior to that of developed markets. Our financial strength metrics, which include such measures as interest coverage and return on equity, are positive for emerging markets. Our macroeconomic factor, which measures the slope of the global yield curve, is negative on emerging markets.

Investment Outlook

U.S. federal funds interest rates have increased 50 basis points (“bps”) since early December of last year, while the U.S. 10-year bond yield has risen over 100 bps since last July. The Federal Reserve’s (“Fed’s”) tightening cycle, plus rising term premia, may restrict the more credit-sensitive segments of the U.S. economy. Recent data indicate a slowing of activity in pending U.S. house sales and automobile sales. This may be exactly what the Fed has in mind, stamping out excesses. We believe the Fed intends to prolong the expansion by seeking to keep U.S. real gross domestic product growth at a sustainable annualized range of 2-3%. Regarding the potential Trump tax cuts and deregulation, markets appear to be waiting patiently for results. The improving global economic outlook has also benefited Eurozone economies; European companies are starting to show broad-based earnings growth on the back of multi-year highs in both business and consumer confidence. However, the UK’s invocation of Article 50 to begin negotiations to leave the European Union or “Brexit” increases European political uncertainty over the next two years. We expect cooperation between the UK and the European Union as they are natural (and likely inextricable) trading partners with vested interests in each other’s success. The Bank of Japan should continue to engage in asset purchases as part of the broader quantitative easing and yield curve control policy — targeting the 10-year Japanese government bond yield at zero. Japan likely has benefited from China’s 2016 economic stimulus and the resulting global reflation trade. However, recent tightening of monetary policy in China — to curb asset inflation and stem capital outflows — may reverse some of the pan-Asian growth.

The sharp upturn in demand in 2016 for undervalued developed market cyclical stocks and those in the financial sector lasted only a few quarters, then lost ground to growth stocks in early 2017. Of the value casualties, the energy sector generated the worst performance in otherwise buoyant developed equity markets. Our research in the oil & gas sector makes us optimistic over a one-year or longer time frame on both crude oil supply constraints and stable demand. Our bottom-up stock selection process has also led to a sizeable portfolio overweight to developed market stocks domiciled in Europe. With reflation and its beneficial impact on pricing, the European earnings recovery should continue in calendar 2017. The Fund’s developed markets portfolio continues to have underweight exposures relative to the EAFE Index to the consumer staples and commodity (non-energy) cyclical sectors, as valuations reflect overly optimistic demand expectations. We are scouring developed markets for companies undergoing operational restructuring, assuming abundant financial strength. We complement the “self-help” portion of the Fund with

4	Causeway International Opportunities Fund

consistent cash flow generators such as telephony and pharmaceutical companies. We believe the dramatic valuation multiple expansion of the last five years has ended, making active management and the identification of improving corporate earnings and cash flow essential.

In the emerging markets portfolio of the Fund, rising U.S. interest rates generally create headwinds for emerging markets equities. However, because U.S. long bond yields and the U.S. dollar did not rise with the rate hike, the liquidity backdrop remains positive for the asset class. We are mindful of risks to emerging markets performance. A flattening yield curve historically has been negative for emerging equity markets, as it indicates muted global growth expectations; and, persistent low levels of volatility in the asset class could indicate investor complacency, leaving emerging markets especially vulnerable to a change in sentiment. Underpinning our confidence in the performance potential of emerging markets is valuation. It may not surprise investors that emerging markets appear inexpensive relative to a U.S. equity market scaling new highs, but even excluding the U.S. market, emerging versus developed markets valuations are attractive.

We thank you for your continued confidence in Causeway International Opportunities Fund.

March 31, 2017

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Conor Muldoon
Portfolio Manager	Portfolio Manager

Arjun Jayaraman	MacDuff Kuhnert	Foster Corwith
Portfolio Manager	Portfolio Manager	Portfolio Manager

Causeway International Opportunities Fund	5

Alessandro Valentini	Joseph Gubler	Ellen Lee
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass. Holdings are subject to change. Securities mentioned do not make up entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

March 31, 2017
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Institutional Class	14.15%	0.08%	4.99%	5.62%
Investor Class	14.00%	-0.16%	4.74%	5.36%

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects expense reimbursements in effect. In the absence of such expense reimbursements, total return would be reduced. The contractual expense limits are in effect until January 31, 2018. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 26, 2017 prospectus, the Fund’s gross ratios of expenses in relation to net assets were 1.12% and 1.37% for the Institutional Class and Investor Class, respectively, and the Fund’s net ratios of expenses in relation to net assets were 1.07% and 1.32% for the Institutional Class and Investor Class, respectively. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI All Country World Index ex US (Gross) is a free float-adjusted market capitalization weighted index, designed to measure the equity performance of developed and emerging markets excluding the U.S. market, consisting of 45 country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed, or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

6	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)*

March 31, 2017 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
COMMON STOCK
Australia — 0.8%
Westfield Corp.[1]	109,347	$742

Brazil — 0.4%
Banco do Brasil SA	12,200	131
BTG Pactual Group	15,897	98
JBS SA	17,900	59
Smiles S.A.	4,200	85

		373

Canada — 4.9%
Canadian Pacific Railway Ltd.	8,392	1,233
Encana Corp.	133,154	1,560
Gildan Activewear Inc.	32,415	876
Manulife Financial Corp.	44,400	787

		4,456

China — 5.6%
Alibaba Group Holding Ltd. ADR[2]	5,000	539
Baidu Inc. ADR[2]	700	121
Bank of China Ltd., Class H	981,000	487
China Communications Construction Co. Ltd., Class H	150,000	211
China Construction Bank Corp., Class H	421,000	339
China Everbright Bank Co. Ltd., Class H	142,000	69
China Lumena New Materials Corp.[2,3,4]	196,000	—
China Mobile Ltd. ADR	3,900	215
China Petroleum & Chemical Corp., Class H	430,000	349
China Railway Construction Corp. Ltd., Class H	121,000	172
China Railway Group Ltd., Class H	111,000	99
Dongfeng Motor Group Co. Ltd., Class H	106,000	119
Fosun International Ltd.	46,500	70
Great Wall Motor Co. Ltd., Class H	96,500	110
Guangzhou Automobile Group Co. Ltd., Class H	44,000	70
Guangzhou R&F Properties Co. Ltd., Class H	102,800	161

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2017 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
China — (continued)
Industrial & Commercial Bank of China, Class H	163,000	$107
JinkoSolar Holding Co. Ltd. ADR[2]	1,100	18
KWG Property Holding Ltd.	72,500	53
NetEase Inc. ADR	600	170
New Oriental Education & Technology Group ADR[2]	1,500	91
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	44,400	116
Shenzhen Investment Ltd.	182,000	81
Shimao Property Holdings Ltd.	72,000	114
Sinopharm Group Co. Ltd., Class H	4,000	19
Skyworth Digital Holdings Ltd.	159,915	105
TAL Education Group ADR[2]	1,600	170
Tencent Holdings Ltd.	21,800	625
Xinyi Glass Holdings Ltd.	88,000	78
YY Inc. ADR[2]	2,700	125
Zhejiang Expressway Co. Ltd., Class H	98,000	128

		5,131

Czech Republic — 0.0%
CEZ AS	2,613	45

France — 8.6%
ArcelorMittal[2]	70,717	595
BNP Paribas SA	17,786	1,184
Engie SA	140,391	1,989
Sanofi-Aventis SA	11,766	1,062
Schneider Electric SE	31,559	2,311
Total SA	15,781	790

		7,931

Germany — 4.2%
BASF SE	19,968	1,979
Linde AG	3,257	543
SAP SE	13,729	1,347

		3,869

The accompanying notes are an integral part of the financial statements.

8	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2017 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
Hungary — 0.1%
Richter Gedeon Nyrt	3,680	$84

India — 2.0%
Bank of Baroda[2]	18,613	49
Biocon Ltd.[2]	3,174	55
Cipla Ltd.	6,766	62
Dr Reddy’s Laboratories Ltd.	2,843	115
Hindalco Industries Ltd.	72,223	217
Hindustan Petroleum Corp. Ltd.	37,201	301
Housing Development & Infrastructure Ltd.[2]	12,633	16
ICICI Bank Ltd. ADR	31,400	270
Indian Oil Corp. Ltd.	23,876	142
Oil & Natural Gas Corp. Ltd.	46,456	133
Reliance Capital Ltd.	6,460	61
Reliance Infrastructure Ltd.	10,027	88
Rural Electrification Corp. Ltd.	9,315	26
Sintex Industries Ltd.	63,357	103
Tata Motors Ltd. ADR	3,500	125
UPL Ltd.	8,292	93

		1,856

Indonesia — 0.2%
Bank Negara Indonesia Persero Tbk PT	115,400	56
Indofood Sukses Makmur Tbk PT	149,900	90
Telekomunikasi Indonesia Persero Tbk PT	206,400	64

		210

Italy — 1.9%
UniCredit SpA	113,256	1,746

Japan — 10.9%
Asahi Group Holdings Ltd.	12,300	465
East Japan Railway Co.	22,300	1,942
Hitachi Ltd.	304,000	1,645

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2017 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
Japan — (continued)
Japan Airlines Co. Ltd.	51,900	$1,644
KDDI Corp.	82,100	2,155
Komatsu Ltd.	39,700	1,035
Nikon Corp.	30,800	446
Sumitomo Mitsui Financial Group Inc.	17,900	650

		9,982

Malaysia — 0.4%
AirAsia Bhd	174,900	124
Malayan Banking Bhd	53,300	107
Tenaga Nasional BHD	56,100	174

		405

Mexico — 0.3%
Alfa SAB de CV, Class A	33,200	48
Arca Continental SAB de CV	7,500	52
Gruma SAB de CV, Class B	4,030	57
Kimberly-Clark de Mexico SAB de CV, Class A	45,100	98

		255

Netherlands — 3.6%
Akzo Nobel NV	32,908	2,729
ING Groep NV	39,636	599

		3,328

Philippines — 0.0%
Universal Robina Corp.	13,470	44

Poland — 0.3%
PGE Polska Grupa Energetyczna SA	12,176	35
Polski Koncern Naftowy Orlen SA	6,455	163
Powszechny Zaklad Ubezpieczen SA	6,124	54

		252

The accompanying notes are an integral part of the financial statements.

10	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2017 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
Qatar — 0.1%
Barwa Real Estate Co.[1]	7,987	$78

Russia — 1.4%
Gazprom PJSC ADR	36,256	162
Lukoil PJSC ADR	7,595	402
PhosAgro OAO GDR	5,579	82
Sberbank of Russia ADR	36,511	421
Surgutneftegas OAO ADR	19,672	101
Tatneft PAO ADR	1,550	57
X5 Retail Group NV GDR[2]	2,903	98

		1,323

South Africa — 0.6%
Barloworld Ltd.	11,085	99
FirstRand Ltd.	27,492	95
Liberty Holdings Ltd.	3,456	28
Mediclinic International PLC	7,625	68
MMI Holdings Ltd.	67,518	115
Nedbank Group Ltd.	4,271	77
Redefine Properties Ltd.[1]	32,522	27
Sibanye Gold Ltd.	41,372	88

		597

South Korea — 3.9%
Amorepacific Corp.	276	69
BNK Financial Group Inc.	5,146	42
Dongbu Insurance Co. Ltd.	1,275	73
Hana Financial Group Inc.	7,146	236
Hanwha Corp.	1,536	49
Hugel Inc.[2]	225	74
Hyundai Marine & Fire Insurance Co. Ltd.	4,125	129
Hyundai Mobis	394	85
KB Financial Group Inc.	5,430	238
Kia Motors Corp.	4,670	155

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2017 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
South Korea — (continued)
Korea Electric Power Corp.	5,316	$221
KT&G Corp.	793	69
LG Corp.	2,179	137
LG Display Co. Ltd.	5,367	145
LG Household & Health Care Ltd.	66	48
NongShim Co. Ltd.	15	4
POSCO	227	59
Samsung Electronics Co. Ltd.	622	1,146
SK Hynix Inc.	8,263	373
SK Innovation Co. Ltd.	306	46
SK Telecom Co. Ltd.	655	148
Woori Bank	3,268	38

		3,584

Spain — 1.1%
CaixaBank SA	231,161	994

Sweden — 0.9%
Alfa Laval AB	42,007	793

Switzerland — 12.2%
ABB Ltd.	101,918	2,384
Aryzta AG2	24,587	789
Cie Financiere Richemont SA	22,610	1,788
Novartis AG	28,589	2,122
Roche Holding AG	7,722	1,972
UBS Group AG	37,493	600
Zurich Insurance Group AG	5,597	1,494

		11,149

Taiwan — 2.7%
Arcadyan Technology Corp.	30,000	60
Cathay Financial Holding Co. Ltd.	91,000	146
Chicony Electronics Co. Ltd.	8,416	22

The accompanying notes are an integral part of the financial statements.

12	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2017 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
Taiwan — (continued)
Compal Electronics Inc.	77,000	$50
Coretronic Corp.	43,800	64
Formosa Chemicals & Fibre Corp.	37,000	115
HON HAI Precision Industry Co. Ltd.	167,365	502
Inventec Corp.	170,000	128
Lite-On Technology Corp.	59,896	103
Micro-Star International Co. Ltd.	18,000	42
Pegatron Corp.	89,000	263
Powertech Technology Inc.	47,000	137
President Chain Store Corp.	6,000	49
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	16,500	542
TTY Biopharm Co. Ltd.	14,000	50
WPG Holdings Ltd.	105,000	132
Yuanta Financial Holding Co. Ltd.	166,000	70

		2,475

Thailand — 1.1%
Bangkok Dusit Medical Services PCL	104,200	64
Bangkok Expressway & Metro PCL	18	—
Charoen Pokphand Foods PCL	150,100	121
Krung Thai Bank PCL	192,300	114
PTT PCL	33,500	377
Sansiri PCL	964,600	57
Siam Cement PCL	5,400	85
Thai Oil PCL	41,200	91
Thanachart Capital PCL	46,800	66

		975

Turkey — 0.2%
Tekfen Holding AS	37,354	89
Turkiye Is Bankasi, Class C	36,864	67

		156

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	13

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2017 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
United Arab Emirates — 0.3%
DAMAC Properties Dubai Co. PJSC	139,994	$107
Dubai Islamic Bank PJSC	49,735	76
First Gulf Bank PJSC	13,371	47

		230

United Kingdom — 22.8%
AstraZeneca PLC	28,895	1,779
Aviva PLC	299,572	1,997
Balfour Beatty PLC	236,188	797
Barclays PLC	559,869	1,579
British American Tobacco PLC	35,894	2,384
Carnival PLC	24,963	1,432
Cobham PLC	370,318	617
Diageo PLC	27,474	786
GlaxoSmithKline PLC	56,862	1,182
Lloyds Banking Group PLC	1,673,445	1,390
Prudential PLC	96,859	2,046
Royal Dutch Shell PLC, Class B	92,816	2,540
SSE PLC	55,590	1,028
Vodafone Group PLC	513,382	1,339

		20,896

Total Common Stock
(Cost $78,007) — 91.5%		83,959

PREFERRED STOCK
Germany — 3.8%
Volkswagen AG	24,043	3,503

Total Preferred Stock
(Cost $3,126) — 3.8%		3,503

PREFERENCE STOCK
Brazil — 1.1%
Bradespar SA	34,800	243

The accompanying notes are an integral part of the financial statements.

14	Causeway International Opportunities Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2017 (Unaudited)

Causeway International Opportunities Fund	Number of Shares	Value
Brazil — (continued)
Braskem SA	7,900	$80
Cia Energetica de Sao Paulo	100	1
Cia Paranaense de Energia	7,100	73
Itausa - Investimentos Itau SA	123,823	378
Petroleo Brasileiro SA, Class A ADR[2]	14,500	134
Vale SA, Class B ADR	15,000	135

		1,044

South Korea — 0.1%
LG Chemical Ltd.	329	56

Total Preference Stock
(Cost $698) — 1.2%		1,100

SHORT-TERM INVESTMENT
Short-Term Investments Trust: Government & Agency Portfolio, Institutional Class, 0.610%**	8,591,766	8,592

Total Short-Term Investment
(Cost $8,592) — 9.4%		8,592

Total Investments — 105.9%
(Cost $90,423)		97,154

Liabilities in Excess of Other Assets — (5.9)%		(5,443)

Net Assets — 100.0%		$91,711

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2017.
1	Real Estate Investment Trust.
2	Non-income producing security.
3	Securities considered illiquid. The total market value of such securities as of March 31, 2017 was $– and represented 0.0% of net assets.
4	Security is fair valued at zero due to company’s insolvency.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	15

SECTOR DIVERSIFICATION

As of March 31, 2017, the sector diversification was as follows (Unaudited):

Causeway International Opportunities Fund	Common Stock	Preferred Stock	Preference Stock	% of Net Assets

Financials	23.3%	0.0%	0.4%	23.7%

Industrials	15.4	0.0	0.0	15.4

Consumer Discretionary	6.4	3.8	0.0	10.2

Energy	10.0	0.0	0.1	10.1

Health Care	9.6	0.0	0.0	9.6

Information Technology	9.0	0.0	0.0	9.0

Materials	5.0	0.0	0.6	5.6

Telecommunication Services	4.3	0.0	0.0	4.3

Utilities	3.9	0.0	0.1	4.0

Consumer Staples	3.0	0.0	0.0	3.0

Real Estate	1.6	0.0	0.0	1.6

Total	91.5	3.8	1.2	96.5

Short-Term Investment				8.9

Other Assets in Excess of Liabilities				(5.4)

Net Assets				100.0%

The accompanying notes are an integral part of the financial statements.

16	Causeway International Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

3/31/17
ASSETS:
Investments at Value (Cost $90,423)	$97,154
Foreign Currency (Cost $199)	199
Receivable for Investment Securities Sold	425
Receivable for Dividends	374
Receivable for Tax Reclaims	190
Receivable for Fund Shares Sold	37
Prepaid Expenses	21
Unrealized Appreciation on Spot Foreign Currency Contracts	10

Total Assets	98,410

LIABILITIES:
Payable for Investment Securities Purchased	6,299
Payable Due to Custodian	189
Payable Due to Adviser	57
Accrued Foreign Capital Gains Tax on Appreciated Securities	43
Unrealized Depreciation on Spot Foreign Currency Contracts	7
Payable for Shareholder Service Fees — Investor Class	4
Payable Due to Administrator	2
Payable for Trustees’ Fees	1
Other Accrued Expenses	97

Total Liabilities	6,699

Net Assets	$91,711

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$98,326
Undistributed Net Investment Income	247
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(13,546)
Net Unrealized Appreciation on Investments	6,731
Accrued Foreign Capital Gains Tax on Appreciated Securities	(43)
Net Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(4)

Net Assets	$91,711

Net Asset Value Per Share (based on net assets of $88,169,600 ÷ 7,093,587 shares) — Institutional Class	$12.43

Net Asset Value Per Share (based on net assets of $3,540,950 ÷ 286,598 shares) — Investor Class	$12.36

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	17

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

10/01/16 to 3/31/17
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $90)	$1,010

Total Investment Income	1,010

EXPENSES:
Investment Advisory Fees	348
Custodian Fees	162
Transfer Agent Fees	29
Professional Fees	25
Registration Fees	15
Printing Fees	14
Administration Fees	13
Pricing Fees	9
Line of Credit	7
Shareholder Service Fees — Investor Class	4
Trustees’ Fees	2
Other Fees	2

Total Expenses	630

Waiver of Investment Advisory Fees	(167)

Total Waiver and Reimbursement	(167)

Net Expenses	463

Net Investment Income	547

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments	(1,524)
Net Realized Loss from Foreign Currency Transactions	(47)
Net Change in Unrealized Appreciation on Investments	7,585
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(19)
Net Change in Unrealized Depreciation on Futures Contracts, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(9)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	5,986

Net Increase in Net Assets Resulting from Operations	$6,533

The accompanying notes are an integral part of the financial statements.

18	Causeway International Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

	10/01/16 to 3/31/17 (Unaudited)	10/01/15 to 9/30/16 (Audited)
OPERATIONS:
Net Investment Income	$547	$2,790
Net Realized Loss on Investments	(1,524)	(11,560)
Net Realized Loss from Foreign Currency Transactions	(47)	(1)
Net Change in Unrealized Appreciation on Investments	7,585	11,047
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(19)	(24)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(9)	8

Net Increase in Net Assets Resulting From Operations	6,533	2,260

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(2,896)	(1,697)
Investor Class	(115)	(35)

Total Dividends from Net Investment Income	(3,011)	(1,732)

Distributions from Net Capital Gains:
Institutional Class	—	(320)
Investor Class	—	(8)

Total Distributions from Net Capital Gains	—	(328)

Total Dividends and Distributions to Shareholders	(3,011)	(2,060)
Net Decrease in Net Assets Derived from Capital Share Transactions(1)	(18,097)	(12,776)
Redemption Fees(2)	5	1

Total Decrease in Net Assets	(14,570)	(12,575)

NET ASSETS:
Beginning of Period	106,281	118,856

End of Period	$91,711	$106,281

Undistributed Net Investment Income	$247	$2,711

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	19

FINANCIAL HIGHLIGHTS

For the Six Months Ended March 31, 2016 (Unaudited) and Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Fiscal Years or Periods

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)		Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND†
Institutional
2017(1)	11.85	0.07	0.96		1.03	(0.45)	—	(0.45)	—
2016	11.55	0.24	0.25	(3)	0.49	(0.16)	(0.03)	(0.19)	—	(4)
2015	13.61	0.21	(1.78)		(1.57)	—	(0.49)	(0.49)	—	(4)
2014	13.11	0.12	0 .58		0 .70	(0.13)	(0.07)	(0.20)	—
2013	11.15	0.24	1 .99		2 .23	(0.25)	(0.02)	(0.27)	—
2012	9 .35	0.20	1 .91		2 .11	(0.28)	(0.03)	(0.31)	—
Investor
2017(1)	11.77	0.07	0 .94		1 .01	(0.42)	—	(0.42)	—
2016	11.47	0.20	0.27	(3)	0 .47	(0.14)	(0.03)	(0.17)	—	(4)
2015	13.56	0.20	(1.80)		(1.60)	—	(0.49)	(0.49)	—
2014	13.07	0.11	0 .55		0 .66	(0.10)	(0.07)	(0.17)	—
2013	11.12	0.08	2 .11		2 .19	(0.22)	(0.02)	(0.24)	—
2012	9 .32	0.10	1 .98		2 .08	(0.25)	(0.03)	(0.28)	—

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Includes additional line of credit interest expense of 0.01%.
(3)	The amount shown for the fiscal year ended September 31, 2016, for a share outstanding throughout the year does not accord with the aggregate net gains on investments for that year because of the timing of the sales and repurchases of Fund shares in relation to the fluctuating market value of the investments of the Fund.
(4)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(5)	In October 2014, the Fund converted from a fund of funds to direct investing in securities and, since that time, no longer invests in and is no longer subject to the fees and expenses of other Causeway Funds. At the same time, and following shareholder approval of a new investment advisory agreement, the Fund became subject to an investment advisory fee and entered into a new Expense Limit Agreement with the Adviser that limits expenses at a higher level than previously applicable to the Fund.
(6)	Portfolio turnover rate includes transactions related to the Fund’s conversion from a fund of funds investing in other Causeway Funds to direct investing in securities in October 2014.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

20	Causeway International Opportunities Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

12.43	9.05	88,170	1.06	(2)	1.44	1.26	26
11.85	4.27	103,665	1.04		1.08	2.11	63
11.55	(11.83)	115,881	1.02	(5)	1.17	1.64	37	(6)
13.61	5 .39	76,848	0.11		0.38	0.88	33
13.11	20 .22	42,476	0.11		0.62	2.00	7
11.15	23 .11	14,887	0.11		1.39	1.95	5

12.36	8 .96	3,541	1.31	(2)	1.71	1.20	26
11.77	4 .07	2,616	1.29		1.34	1.73	63
11.47	(12.11)	2,975	1.28	(5)	1.44	1.56	37	(6)
13.56	5 .08	1,338	0.36		0.63	0.80	33
13.07	19 .95	1,684	0.36		0.88	0.65	7
11.12	22 .84	561	0.36		1.61	0.95	5

The accompanying notes are an integral part of the financial statements.

Causeway International Opportunities Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway International Opportunities Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on December 31, 2009. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee

22	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2017 (000):

Investments in Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Australia	$742	$—	$—	$742
Brazil	373	—	—	373
Canada	4,456	—	—	4,456
China	3,202	1,929	—	5,131
Czech Republic	45	—	—	45
France	7,931	—	—	7,931
Germany	3,869	—	—	3,869
Hungary	84	—	—	84
India	1,856	—	—	1,856
Indonesia	210	—	—	210
Italy	1,746	—	—	1,746
Japan	9,982	—	—	9,982
Malaysia	405	—	—	405
Mexico	255	—	—	255
Netherlands	3,328	—	—	3,328
Philippines	44	—	—	44
Poland	252	—	—	252
Qatar	78	—	—	78
Russia	1,323	—	—	1,323
South Africa	597	—	—	597
South Korea	3,584	—	—	3,584
Spain	994	—	—	994
Sweden	793	—	—	793
Switzerland	11,149	—	—	11,149
Taiwan	1,355	1,120	—	2,475
Thailand	—	975	—	975
Turkey	156	—	—	156
United Arab Emirates	230	—	—	230
United Kingdom	20,896	—	—	20,896

Total Common Stock	79,935	4,024	—	83,959

Causeway International Opportunities Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Investments in Securities	Level 1	Level 2†	Level 3	Total
Preferred Stock
Germany	$3,503	$—	$—	$3,503

Preference Stock
Brazil	1,044	—	—	1,044
South Korea	56	—	—	56

Total Preference Stock	1,100	—	—	1,100

Short-Term Investment	8,592	—	—	8,592

Total Investments in Securities	$93,130	$4,024	$—	$97,154

†	Holdings represent securities trading outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading and/or due to “foreign line” securities using “local line” prices. Securities with a value of $63,524 (000), which represented 69.3% of the net assets of the Fund, transferred at period end from Level 2 to Level 1 since the prior fiscal year end, primarily due to market movements following the close of local trading that triggered the fair valuation of certain securities at the beginning of the period and did not trigger fair valuation at the end of the period.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market — based inputs in place of closing exchange prices due to events occurring after foreign market closures and/or due to adjustments to security values due to “foreign line” securities using “local line” prices. Due to currency and ownership restrictions on foreign persons in certain countries, including without limitation Russia and Thailand, securities sometimes trade in a

“foreign line” (designated for foreign ownership) and via a “local line” (shares traded locally and held by residents). Liquidity of shares held in the foreign line is often more limited than the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

For the six months ended March 31, 2017, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2017, the Fund did not have a liability for any

24	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for holders of shares purchased by

Causeway International Opportunities Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the six months ended March 31, 2017, the Institutional Class retained $5,214 in redemption fees and the Investor Class did not retain any redemption fees.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the six months ended March 31, 2017, the Fund received commission recapture payments of $927.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2018 to waive its fee and to the extent necessary, reimburse the Fund to the extent necessary to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. For the six months ended March 31, 2017, the Adviser waived fees of $167,272. The waived fees are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2017, the Investor Class paid 0.25% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2017, approximately $330 thousand of net assets were held by affiliated investors.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sales of securities, other than short-term investments, during the six months ended March 31, 2017, for the Fund were as follows (000):

Purchases	Sales
$23,532	$45,332

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign

26	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the six months ended March 31, 2017, non-U.S.

taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $42,795.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2016	$1,847	$213	$2,060
2015	—	2,993	2,993

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$2,834
Unrealized Depreciation	(1,890)
Post October Losses	(11,082)
Other Temporary Differences	1

Total Accumulated Losses	$(10,137)

Post-October Losses represent losses realized on securities and currency transactions from November 1, 2015 through September 30, 2016 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year. The Fund may have experienced an ownership

Causeway International Opportunities Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

change. Certain tax regulations could therefore limit the Fund’s ability to use certain loss carryforwards and built in losses on an annual basis.

At March 31, 2017, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$90,423	$9,177	$(2,446)	$6,731

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2017 (Unaudited)		Fiscal Year Ended September 30, 2016
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	1,110	$13,495	3,927	$45,852
Shares Issued in Reinvestment of Dividends and Distributions	253	2,872	171	2,016
Shares Redeemed	(3,018)	(35,219)	(5,385)	(60,209)

Decrease in Shares Outstanding Derived from Institutional Class Transactions	(1,655)	(18,852)	(1,287)	(12,341)

Investor Class
Shares Sold	97	1,137	42	469
Shares Issued in Reinvestment of Dividends and Distributions	10	115	4	43
Shares Redeemed	(43)	(497)	(83)	(947)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	64	755	(37)	(435)

Decrease in Shares Outstanding from Capital Share Transactions	(1,591)	$(18,097)	(1,324)	$(12,776)

8.	Significant Shareholder Concentration

As of March 31, 2017, three of the Fund’s shareholders of record owned 73% of net assets in the Institutional Class. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out

28	Causeway International Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Line of Credit

The Fund, along with certain other series of the Trust, entered into an agreement on February 24, 2015, as amended by Amendment No. 1, dated as of February 24, 2016, and Amendment No. 2, dated as of February 22, 2017, which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 21, 2018. The proceeds from the borrowings, if any, shall be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.175% per annum. As of March 31, 2017, there were no borrowings outstanding made under the line of credit.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements.

Causeway International Opportunities Fund	29

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2016 to March 31, 2017).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

30	Causeway International Opportunities Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/16	Ending Account Value 03/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Opportunities Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,090.50	1.05%	$5.46

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.71	1.05%	$5.27
Causeway International Opportunities Fund

Actual Portfolio Return
Investor Class	$1,000.00	$1,089.60	1.30%	$6.77

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.45	1.30%	$6.54

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

Causeway International Opportunities Fund	31

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-SA-007-0700

Item 2.	Code of Ethics.

Not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant because it is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant because it is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has not been any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not required for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2017

By	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: June 8, 2017